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                                                                EXHIBIT 23.2

                     CONSENT OF INDEPENDENT PUBLIC AUDITORS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 2004, relating to the financial statements of Olympic Steel, Inc., which appear in Olympic Steel, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003.


                                         /s/ PRICEWATERHOUSECOOPERS LLP



 Cleveland, Ohio
 August 17, 2004